Filed Pursuant to Rule 497(a)

File No. 333-212436

Rule 482ad

Newtek Business Services Corp. Closes $50 Million Public Offering of 6.25% Notes Due 2023

Notes Assigned “A-” Rating from Egan-Jones Ratings Co.

Lake Success, N.Y. – February 21, 2018 - Newtek Business Services Corp. (“Newtek” or the “Company”), (NASDAQ: NEWT), an internally managed business development company ("BDC"), announced today that it closed an underwritten public offering of $50.0 million in aggregate principal amount of its 6.25% Notes Due 2023 (the “Notes”). The Notes will mature on March 1, 2023 and may be redeemed in whole or in part at any time or from time to time at Newtek’s option on or after March 1, 2020. The Notes will bear interest at a rate of 6.25% per year payable quarterly beginning June 1, 2018. Newtek has also granted the underwriters a 30-day option to purchase up to an additional $7.5 million in aggregate principal amount of the Notes to cover overallotments, if any. The Notes are expected to trade on the Nasdaq Global Market under the trading symbol “NEWTI.” The Notes have been assigned a rating of "A-" from Egan-Jones Ratings Co.*

Keefe, Bruyette & Woods, A Stifel Company, acted as the book-running manager for this offering. D.A. Davidson & Co., Compass Point Trading and Research, LLC, BB&T Capital Markets and Ladenburg Thalmann acted as co-managers.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Copies of the prospectus supplement and accompanying prospectus relating to the offering may be obtained from the book-running manager or any of the co-managers as follows: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, NY 10019, telephone: 1-800-966-1559, email: uscapitalmarkets@kbw.com; D.A. Davidson & Co., Attention: Syndicate, 8 Third Street North, Great Falls, MT  59404, telephone:  1-800-332-5915, email:  prospectusrequest@dadco.com; Compass Point Research & Trading, LLC, 1055 Thomas Jefferson Street NW, Suite 303 Washington, D.C. 20007, email: syndicate@compasspointllc.com, telephone: 202 540 7300; BB&T Capital Markets, 901 East Byrd Street, 3rd Floor, Richmond, VA 23219 Attn: Syndicate Dept., email: prospectusrequests@bbandtcm.com; telephone: 844-499-2713; or Ladenburg Thalmann & Co. Inc., Attention: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, telephone: (631) 270-1600, email: prospectus@ladenburg.com.

The Company also announced today that it caused notices to be issued to the holders of its 7.00% Notes due 2021 (NASDAQ: NEWTL) (the “2021 Notes”) regarding the Company’s exercise of its option to redeem all of the issued and outstanding 2021 Notes. The Company will redeem all $40,250,000 in aggregate principal amount of the 2021 Notes on March 23, 2018 (the “Redemption Date”) using the proceeds from this offering. The 2021 Notes will be redeemed at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from December 31, 2017, through, but excluding, the Redemption Date.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

About Newtek Business Services Corp.

Newtek Business Services Corp., Your Business Solutions Company®, is an internally managed BDC, which along with its controlled portfolio companies, provides a wide range of business services and financial products under the Newtek® brand to the small- and medium-sized business (“SMB”) market. Since 1999, Newtek has provided state-of-the-art, cost-efficient products and services and efficient business strategies to SMB accounts across all 50 states to help them grow their sales, control their expenses and reduce their risk.

Newtek’s and its portfolio companies’ products and services include: Business Lending, SBA Lending Solutions, Electronic Payment Processing, Technology Solutions (Cloud Computing, Data Backup, Storage and Retrieval, IT Consulting), eCommerce, Accounts Receivable Financing & Inventory Financing, The Secure Gateway, The Newtek Advantage™, Insurance Solutions, Web Services, and Payroll and Benefits Solutions.

Note Regarding Forward Looking Statements

This press release contains certain forward-looking statements. Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” “forecasts,” “goal” and “future” or similar expressions are intended to identify forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions, which could cause Newtek’s actual results to differ from management’s current expectations, are contained in Newtek’s filings with the Securities and Exchange Commission and available through http://www.sec.gov/. Newtek cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

SOURCE: Newtek Business Services Corp.

Investor Relations & Public Relations

Contact: Jayne Cavuoto

Telephone: (212) 273-8179 / jcavuoto@newtekone.com